BOND FUND SERIES
OPPENHEIMER CONVERTIBLE SECURITIES FUND

FORM N1-A

PART C

OTHER INFORMATION

Item 23. Exhibits
-----------------

(a)      (i)      Amended and Restated Agreement and Declaration of Trust as filed with the Commonwealth of
Massachusetts on 2/8/95, as amended on 11/7/95: Previously filed with Registrant's Post Effective Amendment No.
15 filed 1/11/96, and incorporated herein by reference.

Amendment to the Amended and Restated Agreement and Declaration of Trust dated 2/7/96: Previously filed with
Registrant's Post Effective Amendment No. 16 filed 3/5/96, and incorporated herein by reference.

Amendment to the Amended and Restated Agreement and Declaration of Trust dated 6/17/97: Previously filed with
Registrant's Post Effective Amendment No. 21 filed 4/19/00, and incorporated herein by reference.

Amendment to the Amended and Restated Agreement and Declaration of Trust dated 4/1/98: Previously filed with
Registrant's Post Effective Amendment No. 18 filed 4/28/98, and incorporated herein by reference.

Amendment to the Amended and Restated Agreement and Declaration of Trust dated 6/10/98: Previously filed with
Registrant's Post Effective Amendment No. 23 filed 2/01/01, and incorporated herein by reference.

(b)      (i)      By-Laws dated 4/15/87:  Previously filed with Registrant's Post-Effective Amendment filed
5/1/87, and incorporated herein by reference.
(ii)     Amendment No.1 to By-Laws dated 7/22/98: Previously filed with Registrant's Post-Effective Amendment No.
19, 3/1/99, and incorporated herein by reference.

(c)      (i)      Specimen Class A Share Certificate of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant: Previously filed with Registrant's Post Effective Amendment No. 20 filed 4/28/99, and incorporated herein by reference.
         (ii)     Specimen Class B Share Certificate of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant: Previously filed with Registrant's Post Effective Amendment No. 20 filed 4/28/99, and incorporated herein by reference.
Specimen Class C Share Certificate of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant:
Previously filed with Registrant's Post Effective Amendment No. 20 filed 4/28/99, and incorporated herein by reference.

Specimen Class N Share Certificate of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant:
Previously filed with Registrant's Post Effective Amendment No. 23 filed 02/01/01, and incorporated herein by reference.

         (v)      Specimen Class M Share Certificate of Oppenheimer Convertible Securities Fund, a portfolio of the Registrant: Previously filed with Registrant's Post Effective Amendment No. 20 filed 4/28/99, and incorporated herein by reference.

(d)      Investment Advisory Agreement dated 1/4/96 with Oppenheimer Management Corporation: Previously filed with Post-Effective Amendment No. 15 of the Registrant, 1/11/96 and incorporated herein by reference.

(e)      (i)      General Distributor's Agreement dated 1/4/96 with Oppenheimer Funds Distributor, Inc:
Previously filed with Registrant's Post-Effective Amendment No. 15, 1/11/96, and incorporated herein by reference.

(ii)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective
Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99,
and incorporated herein by reference.

(iii)    Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective
Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99,
and incorporated herein by reference.

(iv)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Pre-Effective
Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99,
and incorporated herein by reference.

(f)      Form of Deferred Compensation Plan for Disinterested Trustees/Directors: Filed with Post-Effective
Amendment No. 43 to the Registration Statement of Oppenheimer Quest For Value Funds (Reg. No. 33-15489),
12/21/98, and incorporated herein by reference.

(g)     (i)Custody Agreement dated 4/4/96 between the Registrant and the Bank of New York: Previously filed with
Registrant's Post-Effective Amendment No. 19, 3/1/99, and incorporated herein by reference.

(g)     (ii) Amended and Restated Foreign Custody Manager Agreement dated 4/3/01: Previously filed with Post-Effective
Amendment No. 34 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No.  2-82590),
10/25/01, and incorporated herein by reference.

(h)      Not applicable.

(i)      (i) Opinion and Consent of Counsel dated 2/24/97:  Previously filed with the Registrant's Rule 24f-2
Notice, 2/27/97.

(j)      Independent Auditors Consent: Filed herewith.

(k)     Not applicable.

Investment Letter from OppenheimerFunds, Inc. dated 3/11/96 relating to Class C shares investment: Previously filed with Registrant's Post Effective Amendment No. 16, 3/5/96 and incorporated by reference.

(i)      Amended and Restated Service Plan and Agreement with Oppenheimer Funds Distributor, Inc. dated 1/4/96 for Class A Shares: Previously filed with Post-Effective Amendment No. 15 of the Registrant, 1/11/96 and
incorporated herein by reference.

(ii)     Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated 2/3/98:
Previously filed with Registrant's Post-Effective Amendment No. 18, 4/28/98, and incorporated herein by reference.

Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated 2/3/98: Previously filed with Registrant's Post-Effective Amendment No. 18, 4/28/98, and incorporated herein by reference.

Distribution and Service Plan and Agreement for Class N shares dated 10/24/00 Previously filed with Registrant's
Post Effective Amendment No.23 filed 2/01/01, and incorporated herein by reference.

(iv)     Distribution and Service Plan and Agreement for Class M shares dated 1/4/96: Previously filed with
Registrant's Post Effective Amendment No. 16, 3/5/96, and incorporated herein by reference.

Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/22/00:  Previously filed with
Post-Effective Amendment No.62, to the registration statement of Oppenheimer Money Market Fund, Inc. (Reg. No.
2-49887), (11/20/00), and incorporated herein by reference.

Powers of Attorney for all Trustees/Directors and Officers (with the exception of Brian W. Wixted, Robert G.
Galli and Brian Wruble): Previously filed with Post-Effective Amendment No. 15 of the Registrant filed 1/11/96;
for Brian W. Wixted, previously filed with Registrant's Post-Effective Amendment No. 20 filed 4/28/99, and incorporated herein by reference; for Robert G. Galli: Previously filed with Registrant's Post Effective
Amendment No. 23 filed 2/01/01, and incorporated herein by reference; and for Brian Wruble: Previously filed with
Registrant's Post Effective Amendment No. 24 filed 4/17/01, and incorporated herein by reference.

     Amended and Restated Code of Ethics of the Oppenheimer Funds dated March 1, 2000 under            Rule 17j-1
of the Investment Company Act of 1940: Previously filed with the Initial                   Registration Statement
of Oppenheimer Emerging Growth Fund (Reg. No. 333-44176),              8/21/00, and incorporated herein by
reference.

Item 24.  Persons Controlled by or Under Common Control with the Fund
---------------------------------------------------------------------

The Board of Trustees of the Registrant is identical to the Boards of Trustees of Rochester Portfolio Series -
Limited Term New York Municipal Fund and Rochester Funds Municipals (collectively "The Rochester Funds").

Item 25.  Indemnification
-------------------------

Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust
filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of
1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)      OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position  Other Business and Connections
with OppenheimerFunds, Inc.         During the Past Two Years
---------------------------         -------------------------

Timothy L. Abbuhl,
Assistant Vice President   None.

Amy B. Adamshick,
Vice President    Formerly at Scudder Kemper Investments (July 1998 - May 2000)

Charles E. Albers,
Senior Vice President      None.

Edward J. Amberger,
Assistant Vice President   None.

Janette Aprilante,
Assistant Vice President   None.

Victor W. Babin,
Senior Vice President      None.

Keith W. Bachman,
Assistant Vice President   None.

Joanne Bardell,
Assistant Vice President   None.

Tomothy M. Barry,
Vice President    None.

Bruce L. Bartlett,
Senior Vice President      None.

Charles M. Bartling,
Assistant Vice President   None.

George Batejan,
Executive Vice President/
Chief Information Officer  None

Kevin Baum,
Assistant Vice President   None.

Connie Bechtolt,
Assistant Vice President   None.

Lalit K. Behal,
Assistant Vice President   None.

Kathleen Beichert,
Vice President    None.

Rajeev Bhaman,
Vice President    None.

Mark Binning,
Assistant Vice President   None.

Robert J. Bishop,
Vice President    None.

Tracey B. Blinzler,
Assistant Vice President   None.

John R. Blomfield,
Vice President    None.

Chad Boll,
Assistant Vice President   None

Robert A. Bonomo,
Senior Vice President      None.

Christina M. Bourgeois,
Assistant Vice President   None.

Lowell Scott Brooks,
Vice President    None.

Adele A. Campbell,
Assistant Vice President & Assistant
Treasurer: Rochester Division       None.

Claudia Calich,
Assistant Vice President   None.

Michael A. Carbuto,
Vice President    None

Debra A. Casey,
Assistant Vice President   None.

Michael E. Cassidy,
Assistant Vice President   None.

Peter V. Cocuzza,
Vice President    None.

Julie C. Cusker,
Assistant Vice President:
Rochester Division         None.

O. Leonard Darling,
Vice Chairman, Executive Vice
President and Chief Investment

Officer and Director       Chairman of the Board and a director (since June 1999) and Senior Managing Director
(since December 1998) of HarbourView Asset Management Corporation; a director (since July 2001) of Oppenheimer
Acquisition Corp.; a director (since March 2000) of OFI Private Investments, Inc.; a director of OAM
Institutional, Inc. (since February 2001); Trustee (1993) of Awhtolia College - Greece; formerly Chief Executive
Officer of HarbourView Asset Management Corporation (December 1998 - June 1999).

John M. Davis,
Assistant Vice President   None.

Robert A. Densen,
Senior Vice President      None.

Ruggero de'Rossi,
Vice President    Formerly, Chief Strategist at ING Barings (July
1998 - March 2000).

Max Dietshe,
Vice President    Formerly at Deloitte & Touche LLP (1989-1999).

Craig P. Dinsell,
Executive Vice President   None.

Becky Dolan,
Vice President    None.

Steven D. Dombrower,
Vice President    None.

Bruce C. Dunbar,
Vice President    None.

John E. Eiler,
Vice President    None.

Daniel R. Engstrom,
Assistant Vice President   None.

Armand B. Erpf,
Assistant Vice President   None.

George R. Evans,
Vice President    None.

Edward N. Everett,
Assistant Vice President   None.

Leslie A. Falconio,
Vice President    None.

David J. Falicia,
Assistant Vice President   None.

Scott T. Farrar,
Vice President    Assistant Treasurer of Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Katherine P. Feld,
Vice President, Senior Counsel
and Secretary     Vice President and Secretary of OppenheimerFunds, Distributor, Inc.; Secretary and Director of
Centennial Asset Management Corporation; Vice President and Secretary of Oppenheimer Real Asset Management, Inc.;
Secretary of HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Shareholder
Financial Services, Inc., Shareholder Services, Inc. and OFI Private Investments, Inc. and OAM Institutional, Inc.

Ronald H. Fielding,
Senior Vice President;
Chairman: Rochester Division        Director of ICI Mutual Insurance Company; Governor of St. John's College;
Director of International Museum of Photography at George Eastman House; an officer and/or portfolio manager of certain Oppenheimer funds.

Paul J. Fitzsimmons,
Assistant Vice President   None.

Brian D. Flahive,
Assistant Vice President   None.

David J. Foxhoven,
Assistant Vice President   None.

Colleen M. Franca,
Assistant Vice President   None.

Crystal French,
Vice President    None.

Dan P. Gangemi,
Vice President    None.

Subrata Ghose,
Assistant Vice President   Formerly, Equity Analyst at Fidelity Investments (1995 - March 2000).

Charles W. Gilbert,
Assistant Vice President   None.

Alan C. Gilston,
Vice President    None.

Jill E. Glazerman,
Vice President    None.

Paul M. Goldenberg,
Vice President    Formerly, President of Advantageware (September 1992 - September 1999).

Mikhail Y. Goldverg,
Vice President    None.

Raquel Granahan,
Vice President    None.

Laura Granger,
Vice President    Formerly, Portfolio Manager at Fortis Advisors (July 1998-October 2000).

Jeremy H. Griffiths,
Executive Vice President,
Chief Financial Officer and

Director Chief Financial Officer, Treasurer and director of Oppenheimer Acquisition Corp.; Executive Vice
President of HarbourView Asset Management Corporation; President. Chief Executive Officer and director of PIMCO
Trust Company; director of Trinity Investment Management Corp., Secretary/Treasurer and director of
OppenheimerFunds Legacy Program (charitable trust program); Executive Vice President of OFI Private Investments,
Inc. and a Member and Fellow of the Institute of Chartered Accountants.

Robert Grill,
Senior Vice President      None.

Robert Guy,
Senior Vice President      None.

Robert Haley,
Assistant Vice President   None.

Ping Han,
Assistant Vice President   None.

Kelly Haney,
Assistant Vice President   None.

Thomas B. Hayes,
Vice President    None.

Dennis K. Hess,
Assistant Vice President   None.

Dorothy F. Hirshman,
Assistant Vice President   None.

Merryl I. Hoffman,
Vice President and
Senior Counsel    Secretary of Oppenheimer Trust Company.

Merrell I. Hora,
Vice President    None.

Edward Hrybenko,
Vice President    None.

Scott T. Huebl,
Vice President    None.

Margaret Hui,
Assistant Vice President   Formerly Vice President - Syndications of Sanwa Bank California (January 1998 -
September 1999).

John A. Huttlin,
Vice President    None.

James G. Hyland,
Assistant Vice President   Formerly Manager of Customer Research for Prudential Investments (February 1998 - July
1999).

David Hyun,
Vice President    Formerly portfolio manager, technology analyst and research associate at Fred Alger Management,
Inc. (August 1993 - June 2000).

Steve P. Ilnitzki,
Senior Vice President      Formerly Vice President of Product Management at Ameritrade (until March 2000).

Kathleen T. Ives,
Vice President and
Assistant Counsel None.

William Jaume,
Vice President    Senior Vice President (since April 2000) of HarbourView Asset Management Corporation; COO and
CCO of OAM Institutional, Inc. (since February 2001).

Frank V. Jennings,
Vice President    None.

Andrew J. Jordan,
Assistant Vice President   None.

Deborah Kaback,
Vice President and
Senior Counsel    Formerly Senior Vice President and Deputy General Counsel of Oppenheimer Capital (April
1989-November 1999).

Lewis A. Kamman,
Vice President    None.

Jennifer E. Kane,
Assistant Vice President   None.

Lynn O. Keeshan,
Senior Vice President      None.

Thomas W. Keffer,
Senior Vice President      None.

Kristina J. Keller,
Vice President    None.

Richard W. Knott,
Vice President    None.

Teresa H. Kong,
Assistant Vice President   None.

Walter G. Konops,
Assistant Vice President   None.

Avram D. Kornberg,
Senior Vice President      None.

Dimitrios Kourkoulakos,
Assistant Vice President.  None.

John Kowalik,
Senior Vice President      None.

Brian K. Kramer,
Assistant Vice President   None.

Joseph Krist,
Assistant Vice President   None.

Tracey E. Lange,
Vice President    None.

Christopher M. Leavy,
Senior Vice President      Formerly Vice President and Portfolio Manager at Morgan Stanley Investment Management
(1997-September 2000).

Michael S. Levine,
Vice President    None.

Shanquan Li,
Vice President    None.

Mitchell J. Lindauer,
Vice President and Assistant
General Counsel   None.

William A. Linden,
Assistant Vice President   None.

Malissa B. Lischin,
Assistant Vice President   Formerly Associate Manager, Investment Management Analyst at Prudential (1996 - March
2000).

David P. Lolli,
Assistant Vice President   None.

Daniel G. Loughran
Vice President: Rochester Division  None.

David M. Mabry,
Vice President    None.

Steve Macchia,
Vice President    None.

Patrick M. Magee,
Vice President    None.

Marianne Manzolillo,
Assistant Vice President   Formerly, Vice President for DLJ High Yield Research Department (February 1993 - July
2000).

Luann Mascia,
Vice President    None.

Philip T. Masterson,
Vice President and
Associate Counsel None.

Loretta M McCarthy,
Executive Vice President   None.

Elizabeth A. McCormack,
Assistant Vice President   None.

Joseph McGovern,
Assistant Vice President   None.

Charles L. McKenzie,
Senior Vice President      Senior Vice President of HarbourView Asset Management Corporation and OAM
Institutional, Inc.

Lisa Migan,
Assistant Vice President   None.

Andrew J. Mika,
Senior Vice President      Formerly a Second Vice President for Guardian Investments (June 1990 - October 1999).

Joy L. Milan,
Assistant Vice President   None.

Denis R. Molleur,
Vice President and
Senior Counsel    None.

Nikolaos D. Monoyios,
Vice President    None.

Stacy M. Morrell,
Vice President    None.

John Murphy,
President, Chief Operating
Officer and Director       Executive Vice President of Massachusetts Mutual Life Insurance Company, President of
MassMutual Institutional Funds and the MML Series Funds (since 1997); a director of David L. Babson Acquisition
Corp.

Kenneth Nadler,
Vice President    None.

David Negri,
Senior Vice President      None.

Barbara Niederbrach,
Assistant Vice President   None.

Linda J. Nolte,
Assistant Vice President   None.

Robert A. Nowaczyk,
Vice President    None.

Raymond C. Olson,
Assistant Vice President   None.

Gina M. Palmieri,
Vice President    None.

Frank J. Pavlak,
Vice President,
Director/Compliance        None.

David P. Pellegrino,
Vice President    None.

Susan Pergament,
Assistant Vice President   None.

James F. Phillips,
Assistant Vice President   None.

Robert F. Pino,
Assistant Vice President   Formerly senior analyst for Commonfund in Connecticut (until January 2001)

Jane C. Putnam,
Vice President    None.

Janet M. Quinn,
Assistant Vice President   None.

Michael E. Quinn,
Vice President    None.

Heather H. Rabinowitz,
Assistant Vice President   None.

Julie S. Radtke,
Vice President    None.

Norma J. Rapini,
Assistant Vice President:
Rochester Division         None.

Thomas P. Reedy,
Vice President    Vice President (since April 1999) of HarbourView Asset Management Corporation.

John Reinhardt,
Vice President: Rochester Division  None

Kristina Richardson,
Assistant Vice President   None.

Robert Robis,
Assistant Vice President   None.

Antoinette Rodriguez,
Assistant Vice President   None.

Jeffrey S. Rosen,
Vice President    None.

Marci B. Rossell,
Vice President    Formerly, manager at Deloitte & Touche LLP (until September 1999).

Richard H. Rubinstein,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds.

Lawrence E. Rudnick,
Assistant Vice President   None.

James Ruff,
Executive Vice President   President and director of OppenheimerFunds Distributor, Inc.; Vice President (since
March 2000) of OFI Private Investments, Inc.

Victoria M. Ruoff,
Assistant Vice President   None.

Andrew Ruotolo
Executive Vice President   President and director of Shareholder Services, Inc.; formerly Chief Operations
Officer for American International Group (August 1997-September 1999).

Rohit Sah,
Assistant Vice President   None.

Valerie Sanders,
Vice President    None.

Kenneth Schlupp
Vice President    Assistant Vice President (since March 2000) of OFI Private Investments, Inc.

Jeffrey R. Schneider,
Vice President    Formerly (until May 1999) Director, Personal Decisions International.

Ellen P. Schoenfeld,
Vice President    None.

Brooke M. Schulte,
Assistant Vice President   None.

David C. Schultz
Senior Vice President      Chief Executive Officer, President and director of HarbourView Asset Management
Corporation and OAM Institutional, Inc.

Allan P. Sedmak
Assistant Vice President   None.

Jennifer L. Sexton,
Vice President    None.

Martha A. Shapiro,
Vice President    None.

Imelda M. Shine,
Vice President    None.

Connie Song,
Assistant Vice President   None.

Richard A. Soper,
Vice President    None.

Keith J. Spencer,
Vice President    None.

Cathleen R. Stahl,
Vice President    Assistant Vice President & Manager of Women & Investing Program.

Richard A. Stein,
Vice President: Rochester Division  None.

Arthur P. Steinmetz,
Senior Vice President      None.

Jayne M. Stevlingson,
Vice President    None.

Gregg J. Stitt,
Vice President    None.

John P. Stoma,
Senior Vice President      None.

Deborah A. Sullivan,
Assistant Vice President,
Assistant Counsel Formerly, Associate General Counsel, Chief Compliance Officer, Corporate Secretary and Vice
President of Winmill & Co. Inc. (formerly Bull & Bear Group, Inc.), CEF Advisers, Inc. (formerly Bull & Bear
Advisers, Inc.), Investor Service Center, Inc. and Midas Management Corporation (November 1997 - March 2000).

Kevin L. Surrett,
Assistant Vice President   Assistant Vice President of Product Development
         At Evergreen Investor Services, Inc. (June 1995 -
         May 1999).

Michael E. Sussman,
Assistant Vice President   None.

James C. Swain,
Vice Chairman of the Board Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based
Oppenheimer Funds; formerly, President and Director of Centennial Asset Management Corporation and Chairman of
the Board of Shareholder Services, Inc.

Susan B. Switzer,
Assistant Vice President   None.

Anthony A. Tanner,
Vice President: Rochester Division  None.

James T. Taylor,
Assistant Vice President   None.

Paul E. Temple,
Vice President    Formerly (until May 2000) Director of Product Development at Prudential.

Eamon T. Tubridy,
Assistant Vice President   None.

Emily R. Tusaneza,
Assistant Vice President   None.

Cameron T. Ullyatt,
Assistant Vice President   None.

Tanya M. Valency,
Vice President    None.

Mark S. Vandehey,
Vice President    None.

Maureen VanNorstrand,
Vice President    None.

Phillip F. Vottiero,
Vice President    Chief Financial officer for the Sovlink Group (April 1996 - June 1999).

Samuel Sloan Walker,
Vice President    None.

Teresa M. Ward,
Vice President    None.

Jerry A. Webman,
Senior Vice President      None.

Christopher D. Weiler,
Assistant Vice President:
Rochester Division         None.

Barry D. Weiss,
Assistant Vice President   Formerly with Fitch IBCA (1996 - January 2000).

Christine Wells,
Vice President    None.

Joseph J. Welsh,
Vice President    None.

Diederik Werdmolder,
Vice President    None.

Catherine M. White,
Assistant Vice President   Formerly, Assistant Vice President with Gruntal & Co. LLC (September 1998 - October
2000); member of the American Society of Pension Actuaries (ASPA) since 1995.

William L. Wilby,
Senior Vice President      Senior Investment Officer, Director of International Equities; Senior Vice President
of HarbourView Asset Management Corporation.

Thomas J. Wilson,
Vice President    None.

Donna M. Winn,
Senior Vice President      Vice President (since March 2000) of OFI Private Investments, Inc.

Philip Witkower,
Senior Vice President      Formerly Vice President of Prudential Investments (1993 - November 2000).

Brian W. Wixted,
Senior Vice President and
Treasurer         Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer
Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds
International Ltd. and of Oppenheimer Millennium Funds plc (since May 2000), of OAM Institutional, Inc. (since
February 2001); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant
Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an
officer of other Oppenheimer funds.

Carol Wolf,
Senior Vice President      An officer and/or portfolio manager of certain Oppenheimer funds; serves on the Board of Chinese Children Adoption International Parents Council, Supporters of Children, and the Advisory Board of
Denver Children's Hospital Oncology Department.

Kurt Wolfgruber,
Senior Vice President      Senior Investment Officer, Director of Domestic Equities; member of the Investment
Product Review Committee and the Executive Committee of HarbourView Asset Management Corporation; formerly (until
April 2000) a Managing Director and Portfolio Manager at J.P. Morgan Investment Management, Inc.

Caleb C. Wong,
Vice President    An officer and/or portfolio manager of certain Oppenheimer funds (since June 1999) .

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate
General Counsel   Assistant Secretary of Shareholder Services, Inc., Shareholder Financial Services, Inc.,
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; an officer of other Oppenheimer funds.

Jill Zachman,
Assistant Vice President:
Rochester Division         None.

Neal A. Zamore,
Vice President    Formerly (until May 2000) Vice President at GE Capital.

Mark D. Zavanelli,
Vice President    None.

Arthur J. Zimmer,
Senior Vice President      Senior Vice President (since April 1999) of HarbourView Asset Management Corporation;
Vice President of Centennial Asset Management Corporation; an officer and/or portfolio manager of certain
Oppenheimer funds.

Susan Zimmerman,
Vice President    None.

The Oppenheimer Funds include the Board I Funds, the Denver-based Board II Funds and the Oppenheimer Board III
Funds, as set forth below:

Oppenheimer Board I Funds
-------------------------

Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Preservation Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Europe Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer Money Market Fund, Inc.
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multi-State Municipal Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New York Municipal Fund
Oppenheimer Series Fund, Inc.
Oppenheimer Trinity Core Fund
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Trinity Value Fund
Oppenheimer U.S. Government Trust

Oppenheimer Board II Funds
--------------------------

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Capital Income Fund
Oppenheimer High Yield Fund
Oppenheimer Integrity Funds
Oppenheimer International Bond Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Municipal Fund
Oppenheimer Real Asset Fund
Oppenheimer Select Managers
Oppenheimer Senior Floating Rate Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Variable Account Funds
Panorama Series Fund, Inc.

Oppenheimer Board III Funds
---------------------------

Limited Term New York Municipal Fund
Oppenheimer Convertible Securities Fund
Oppenheimer MidCap Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest For Value Funds
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Rochester Fund Municipals

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp.,
Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp. and OFI Private Investments, Inc. is 498
Seventh Avenue, New York, New York 10018.

The address of the New York-based Oppenheimer Funds, the Quest Funds, the Rochester-based funds, the Denver-based
Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is
6803 South Tucson Way, Englewood, Colorado 80112.

Item 27. Principal Underwriter

(a)      OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the
Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 26(b) above
(except Oppenheimer Multi-Sector Income Trust and Panorama Series Fund, Inc.) and for MassMutual Institutional
Funds.

(b)      The directors and officers of the Registrant's principal underwriter are:

Name & Principal  Positions & Offices       Positions & Offices
Business Address  with Underwriter  with Registrant
----------------  ----------------  ---------------

Jason R. Bach     Vice President    None
3264 Winthrop Circle
Marietta, GA 30067

William M. Beardsley       Vice President   None
1521 Arrow Wood Land
Downers Grove, IL 60515

Gabriella Bercze (2)       Vice President   None

Douglas S. Blankenship     Vice President   None
17011 Woodbark
Spring, TX  77379

Kevin E. Brosmith Senior Vice President     None
170 Phillip Court
Lake Bluff, IL 60044

Susan Burton      Vice President    None
4127 Towne Green Circle
Addison, TX 75001

Kathleen Mary Byron        Vice President   None
6 Dahlia Drive
Irvine, CA 92618

H.C. Digby Clements        Vice President   None
200 Oaklane
Rochester, NY 14610

Robert A. Coli    Vice President    None
12 White Tail Lane
Bedminster, NJ 07921

Jill E. Crockett (2)       Assistant Vice President  None

Jeffrey D. Damia (2)       Vice President   None

Paul Dellibovi    Vice President    None
100 Lincoln Road #1544
Miami, Beach, FL 33139

Stephen J. Demetrovits (2) Vice President   None

Christopher DeSimone       Vice President   None
5105 Aldrich Avenue South
Minneapolis, MN 55419

Michael W. Dickson         Vice President   None
21 Trinity Avenue
Glastonbury, CT 06033

Joseph A. DiMauro Vice President    None
244 McKinley Avenue
Grosse Pointe Farms, MI 48236

Steven Dombrowser (2)      Vice President   None

George P. Dougherty        Vice President   None
4090 Redbud Circle
Doylestown, PA 18901

Cliff H. Dunteman Vice President    None
1196 Fieldstone Dr.
Crystal Lake, IL 60014-1642

Wendy G. Ehrlich (Hetson)  Vice President   None
4 Craig Street
Jericho, NY 11753

Kent M. Elwell    Vice President    None
35 Crown Terrace
Yardley, PA  19067

Gregg A. Everett  Vice President    None
7124 Trysail Circle
Tampa, FL 33607

John M. Ewalt     Vice President    None
2301 Overview
Tacoma, WA 98422

George R. Fahey   Vice President    None
9 Townview Court
Flemington, NJ 08822

Eric C. Fallon    Vice President    None
10 Worth Circle
Newton, MA 02458

Katherine P. Feld (2)      Vice President and        None
         Corporate Secretary

Mark J. Ferro     Vice President    None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding (3)     Vice President   None

Brian Flahive (2) Assistant Vice President  None

Patrick W. Flynn (1)       Senior Vice President     None

John ("J") Fortuna (2)     Vice President   None

Ronald R. Foster  Senior Vice President     None
11339 Avant Lane
Cincinnati, OH 45249

Victoria Friece (1)        Assistant Vice President  None

Luiggino J. Galleto        Vice President   None
10302 Riesling Court
Charlotte, NC 28277

Michelle M. Gans  Vice President    None
2700 Polk Street, Apt. #9
San Francisco, CA 94109

Lucio Giliberti   Vice President    None
6 Cyndi Court
Flemington, NJ 08822

Ralph Grant (2)   Senior Vice President     None

Michael D. Guman  Vice President    None
3913 Pleasant Avenue
Allentown, PA 18103

Tonya N. Hammet   Assistant Vice President  None
2612 W. Grand Reserve Circle #227
Clearwater, FL 33759

Clifford W. Heidinger      Vice President   None
90 Gates Street
Portsmouth, NH 03801

Phillipe D. Hemery         Vice President   None
184 Park Avenue
Rochester, NY 14607

Elyse R. Jurman Herman     Vice President   None
1194 Hillsboro Mile, Villa 51
Hillsboro Beach, FL  33062

Kristen L. Heyburn         Vice President   None
2315 Mimosa Drive #2
Houston, TX 77019

William E. Hortz (2)       Vice President   None

Brian F. Husch (2)         Vice President   None

Richard L. Hymes (2)       Vice President   None

Byron Ingram (1)  Assistant Vice President  None

Kathleen T. Ives (1)       Vice President   None

Eric K. Johnson   Vice President    None
28 Oxford Avenue
Mill Valley, CA 94941

Mark D. Johnson   Vice President    None
15792 Scenic Green Court
Chesterfield, MO 63017

John S. Kavanaugh Vice President    None
2 Cervantes, Apt. #301
San Francisco, CA 94123

Christina J. Keller (2)    Vice President   None

Brian G. Kelly    Vice President    None
60 Larkspur Road
Fairfield, CT 06430

Michael Keogh (2) Vice President    None

Richard Klein     Senior Vice President     None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Brent A. Krantz   Senior Vice President     None
P. O. Box 1313
Seahurst, WA 98062

David T. Kuzia    Vice President    None
9697 S. Golden Eagle Dr.
Highlands, CO 80126

Oren A. Lane      Vice President    None
5286 Timber Bend Drive
Brighton, MI 48116

Dawn Lind         Vice President    None
21 Meadow Lane
Rockville Centre, NY 11570

James V. Loehle   Vice President    None
30 Wesley Hill Lane
Warwick, NY 10990

Joseph X. Loftus (2)       Assistant Vice President  None

John J. Lynch     Vice President    None
5341 Ellsworth
Dallas, TX 75206

Mark Macken       Vice President    None
462 Lincoln Avenue
Sayville, NY 11782

Steven C. Manns   Vice President    None
1941 W. Wolfram
Chicago, IL 60657

Todd A. Marion    Vice President    None
3 St. Marks Place
Cold Spring Harbor, NY 11724

David M. Martin   Vice President    None
10155 S. Woodrose Lane
Highlands Ranch, CO 80126

Theresa-Marie Maynier      Vice President   None
2421 Charlotte Drive
Charlotte, NC 28203

Anthony P. Mazzariello     Vice President   None
704 Beaver Road
Leetsdale, PA 15056

John C. McDonough Vice President    None
3812 Leland Street
Chevy Chase, MD 20815

Kent C. McGowan   Vice President    None
18424 12th Avenue West
Lynnwood, WA 98037

Dixon Morgan      Vice President    None
1820 Berkshire Rd.
Gates Mills, OH 44040

Charles Murray (2)         Senior Vice President     None

Wendy Jean Murray Vice President    None
32 Carolin Road
Upper Montclair, NJ 07043

John W. Nesnay    Vice President    None
9511 S. Hackberry Street
Highlands Ranch, CO 80126

Kevin P. Neznek (2)        Vice President   None

Patrick J. Noble  Vice President    None
1155 Wellesley Avenue #204
Los Angeles, CA 90049

Chad V. Noel      Vice President    None
2408 Eagleridge Drive
Henderson, NV 89014

Alan I. Panzer    Assistant Vice President  None
925 Canterbury Road, Apt. #848
Atlanta, GA 30324

Kevin Parchinski  Vice President    None
8409 West 116th Terrace
Overland Park, KS 66210

Gayle E. Pereira  Vice President    None
2707 Via Arboleda
San Clemente, CA 92672

Brian C. Perkes   Vice President    None
8734 Shady Shore Drive
Frisco, TX 75034

Charles K. Pettit Vice President    None
22 Fall Meadow Drive
Pittsford, NY 14534

William L. Presutti        Vice President   None
238 Kemp Avenue
Fair Haven, NJ 07704

Elaine Puleo-Carter (2)    Senior Vice President     None

Christopher L. Quinson     Vice President   None
19 Cayuga Street
Rye, NY 10580

Minnie Ra         Vice President    None
100 Dolores Street, #203
Carmel, CA 93923

Gary D. Rakan     Vice President    None
25031 Woodridge Triangle
Farmington, MI 48335

Michael A. Raso   Vice President    None
16 N. Chatsworth Ave., Apt. 301
Larchmont, NY  10538

John Reinhardt    Vice President    None
29 Kirklees Road
Pittsford, NY 14534

Douglas Rentschler         Vice President   None
677 Middlesex Road
Grosse Pointe Park, MI 48230

Michelle Simone Richter (2)         Vice President   None

Ruxandra Risko(2) Vice President    None

David R. Robertson (2)     Senior Vice President     None

Kenneth A. Rosenson        Vice President   None
24753 Bantage Point Terr.
Malibu, CA 90265

James Ruff (2)    President & Director      None

William R. Rylander        Vice President   None
85 Evergreen Road
Vernon, CT 06066

Alfredo Scalzo    Vice President    None
9616 Lake Chase Island Way
Tampa, FL 33626

Michael Sciortino Vice President    None
785 Beau Chene Drive
Mandeville, LA 70471

Arthur Seals      Vice President    None
2415 Forrest Brook Lane #701
Arlington, TX 76006

Eric Sharp        Vice President    None
862 McNeill Circle
Woodland, CA 95695

Kristen Sims (2)  Vice President    None

Douglas Bruce Smith        Vice President   None
808 South 194th Street
Seattle,WA 98148

William A. Spetrino        Vice President   None
7631 Yennicook Way
Hudson, OH 44236

Byron D. Stein    Vice President    None
7000 Island Blvd., Apt. 1408
Aventura, FL 33160

Wayne C. Strauss  Assistant Vice President  None
25 Summit St.
Fairport, NY 14450

David E. Sturgis  Vice President    None
81 Surrey Lane
Boxford, MA 01921

Brian C. Summe    Vice President    None
239 N. Colony Drive
Edgewood, KY 41017

Michael Sussman(2)         Vice President   None

George T. Sweeney Senior Vice President     None
5 Smoke House Lane
Hummelstown, PA 17036

Andrew E. Sweeny  Vice President    None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum       Vice President   None
704 Inwood
Southlake, TX 76092

Martin Telles (2) Senior Vice President     None

David G. Thomas   Vice President    None
1328 N. Cleveland Street
Arlington, VA 22201

Byron K.Toma      Vice President    None
14575 S. Gallery
Olathe, KS 66062

Floyd A. Tucker   Vice President    None
1930 W. Barry Ave., #2
Chicago, IL 60657

Mark Vandehey (1) Vice President    None

Andrea Walsh (1)  Vice President    None

Suzanne Walters (1)        Assistant Vice President  None

Michael J. Weigner         Vice President   None
4905 W. San Nicholas Street
Tampa, FL 33629

Donn Weise        Vice President    None
3249 Earlmar Drive
Los Angeles, CA 90064

Marjorie J. Williams       Vice President   None
6930 East Ranch Road
Cave Creek, AZ 85331

Philip Witkower (2)        Senior Vice President     None

Cary Patrick Wozniak       Vice President   None
18808 Bravata Court
San Diego, CA 92128

Gregor D. Yuska   Vice President    None
16035 Canterbury Estates Dr.
Ellisville, MO 63021

Jill Zackman      Vice President    None
10 Colonial Circle
Fairport, NY 14450

(1)6803 South Tucson Way, Englewood, CO 80112
(2)498 Seventh Avenue, New York, NY 10018
(3)350 Linden Oaks, Rochester, NY 14623

(c)      Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the
Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc.
at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the
Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of
New York on the 29th day of April, 2002.

Bond Fund Series

By:  /s/ John V. Murphy*,
         John V. Murphy,
         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures        Title    Date
----------        -----    ----

/s/ John V. Murphy *                Chairman of the Board,                      April 29, 2002
-------------------------------------                President (Chief
John V. Murphy             Executive Officer) and

                  Trustee

/s/ John Cannon*

---------------------------------------              Trustee           April 29, 2002
John Cannon

/s/ Paul Y. Clinton*                Trustee          April 29, 2002

-------------------------------------
Paul Y. Clinton

/s/ Thomas W. Courtney*             Trustee          April 29, 2002

-------------------------------------
Thomas W. Courtney

/s/ Robert G. Galli*

-------------------------------------                Trustee           April 29, 2002
Robert G. Galli

/s/ Lacy B. Herrmann*               Trustee          April 29, 2002

-------------------------------------
Lacy B. Herrmann

/s/ Brian Wruble*          Trustee          April 29, 2002

-------------------------------------
Brian Wruble

/s/ Brian W. Wixted*

-------------------------------------                Treasurer, Chief Financial                  April 29, 2002
Brian W. Wixted            and Accounting Officer

*By /s/ Robert G. Zack
---------------------------------------------
Robert G. Zack, Attorney-in-fact

BOND FUND SERIES
OPPENHEIMER CONVERTIBLE SECURITIES FUND

EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

23(j)             Independent Auditors Consent